UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) February 13, 2015

MEDALLION FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Delaware	814-00188	04-3291176
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

437 Madison Avenue

New York, New York 10022

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (212) 328-2100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

Medallion Financial Corp. (the “Company”) issued a press release to the news media announcing, among other things, the Company’s results for the quarter ended December 31, 2014 and the year ended December 31, 2014.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The information in the press release is being furnished, not filed, pursuant to Item 2.02. Accordingly, the information in the press release will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

ITEM 5.02. DEPARATURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(e) On February 13, 2015, the Compensation Committee (the “Committee”) of the board of directors of the Company, after considering information on total compensation for the Company’s executive officers, competitive conditions, accomplishment of Company goals during fiscal year 2014, and individual performance, approved fiscal year 2014 bonuses to Alvin Murstein, Chief Executive Officer, Andrew Murstein, President, Larry Hall, Senior Vice President and Chief Financial Officer, Michael Kowalsky, Executive Vice President, and John Taggart, Chief Executive Officer and President of Medallion Bank. Based upon the overall performance of the Company in 2014, among other things, the Committee approved a $500,000 cash bonus to Alvin Murstein, a $1,900,000 cash bonus to Andrew Murstein, a $135,000 cash bonus to Larry Hall, a $170,000 cash bonus to Michael Kowalsky, and a $300,000 cash bonus to John Taggart. The Committee also approved increases to the base salaries of Alvin Murstein to $860,368, Andrew Murstein to $1,006,970, Larry Hall to $309,398 and John Taggart to $250,950. Pursuant to the terms of Michael Kowalsky’s previously filed employment agreement, dated August 3, 2006, the base salary of Mr. Kowalsky will be increased to $329,663 effective July 1, 2015.

On February 13, 2015, the Committee granted 45,990 shares of restricted common stock under the Medallion Financial Corp. 2009 Employee Restricted Stock Plan to Alvin Murstein, 57,051 shares to Andrew Murstein, 5,822 shares to Larry Hall, 4,075 shares to Michael Kowalsky, and 20,161 shares to John Taggart. These shares of restricted common stock will vest in equal one-third increments on the first, second and third anniversaries of the date of grant.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.	Description
99.1	Press release, dated February 17, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDALLION FINANCIAL CORP.

By:	/s/ Larry D. Hall
Name: Larry D. Hall
Title: Chief Financial Officer

Date: February 20, 2015

Exhibit Index

Exhibit No.	Description

99.1	Press release, dated February 17, 2015.

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